SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 13, 2019.

MFS® New Discovery Value Portfolio

Effective immediately the following is added to the end of the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," to the end of the main heading entitled "Description of Share Classes," and after the third paragraph under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
Effective at the close of business on August 14, 2019 (the "Closing Date"), the fund is closed to new investors subject to certain exceptions.  Shares of the fund may continue to be purchased by the following eligible investors:
1)	Purchases by insurance company separate accounts on behalf of variable annuity contracts and variable life insurance policies that offered the fund as an investment option on the Closing Date;
2)
Purchases by qualified pension or retirement plans if the fund was offered or officially selected as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) as of the Closing Date;

3)	Purchases by fund-of-funds if the fund-of-funds was invested in the fund as of the Closing Date; and
4)	Investors approved by the fund, the fund's investment adviser, and the fund's distributor.
In addition, dividends and capital gains distributions that are automatically reinvested in fund shares will continue to be reinvested.
The fund reserves the right to make additional exceptions, modify or limit the above exceptions, or re-open the fund at any time without prior notice.
Insurance companies and other eligible investors are responsible for enforcing these restrictions with respect to their contract holders and/or investors.  MFS' ability to monitor insurance companies' and other eligible investors' enforcement of these restrictions is limited by operational systems, the cooperation of insurance companies and other eligible investors, and a lack of information with respect to the underlying contract holder or investor accounts.

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